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                 SUPPLEMENT TO THE COMMON CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

              CREDIT SUISSE INTERMEDIATE MATURITY GOVERNMENT FUND

The following information supersedes certain information in the fund's prospectus and Statement of Additional Information.

Effective on or about December 19, 2001, the following changes were implemented for the fund:

- The fund's investment objective changed to total return.

- The fund has implemented new investment policies pursuant to which it will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed-income securities. In choosing investments for the fund, the portfolio managers will seek to maintain an average dollar-weighted credit rating of the portfolio of A or better, although the overall rating may vary. The portfolio managers will use sector rotation and security selection as primary sources of performance and will generally invest in securities represented in the Lehman Brothers Aggregate Bond Index (the "Index"), or securities that will have similar credit characteristics to those of the Index.

- Investment grade securities are securities rated BBB or better by Standard & Poor's Ratings Services (or similarly rated by another major rating agency), or unrated securities determined by Credit Suisse Asset Management, LLC ("CSAM"), the fund's investment adviser, to be of equivalent quality, at the time of purchase. In the event that a security held by the portfolio is downgraded below investment grade, the portfolio managers will take this into consideration in deciding whether to continue to hold the security, but are not required to dispose of the security.

- The fixed-income securities in which the fund will invest include corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government securities, municipal securities, mortgage-backed securities and repurchase agreements involving portfolio securities. The fund may invest without limit in U.S. dollar denominated foreign securities and up to 10% of its assets in non-dollar-denominated foreign securities.

In addition, to reflect the fund's new investment policies, the following changes were implemented effective on or about December 26, 2001.

- The fund's name was changed to Credit Suisse Investment Grade Bond Fund.

- The fund has adopted the Index as its benchmark. The Index is composed of the Lehman Brothers Government/ Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service. For the one-year, five-year and ten-year periods ended December 31, 2000, the annual total returns for the Index were 11.63%, 6.46% and 7.96%, respectively.

Dated: December 26, 2001                                          WPBDF -16-1201